EXHIBIT 99.1

Westamerica Bancorporation Reports Second Quarter 2016 Financial Results

SAN RAFAEL, Calif., July 21, 2016 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the second quarter 2016 of $14.5 million and diluted earnings per common share ("EPS") of $0.57, compared to net income of $14.2 million and EPS of $0.56 for the prior quarter, and net income of $14.8 million and EPS of $0.58 for the second quarter 2015.

"Westamerica’s revenue stream was stable from the first quarter 2016 to the second quarter 2016, with fully-taxable equivalent net interest income and noninterest income totaling $48.2 million for both quarters. Credit quality improved with nonperforming assets declining to $18.1 million at June 30, 2016 from $26.4 million at March 31, 2016. Noninterest expenses declined $630 thousand from the first quarter 2016 to the second quarter 2016,” said Chairman, President and CEO David Payne. “With stable revenues and reduced expenses, Westamerica delivered higher net income for our shareholders, generating an annualized return on shareholders’ common equity of 11 percent for the second quarter 2016. Westamerica paid its shareholders a $0.39 per share dividend in the second quarter,” concluded Payne.

The annualized net interest margin on a fully taxable equivalent basis was 3.27 percent for the second quarter 2016, compared to 3.34 percent for the prior quarter, and 3.37 percent for the second quarter 2015. Net interest income on a fully taxable equivalent basis was $36.5 million for the second quarter 2016, compared to $36.4 million for the prior quarter, and $37.4 million for the second quarter 2015. The Company’s loan portfolio has declined from the second quarter 2015 through the second quarter 2016; Management has been avoiding long-dated, low-yielding loans given historically low interest rates. Management has also maintained conservative loan underwriting, terms and conditions. During this period, the investment portfolio has grown. The changing composition of interest earning assets and low market interest rates has pressured the net interest margin. The funding cost of deposits and other interest-bearing borrowings, as a percentage of average loans and investment securities, was 0.05 percent for the second quarter 2016, unchanged from the prior quarter and down from 0.06 percent for the second quarter 2015.

The provision for loan losses was zero for the second quarter 2016, unchanged from the prior quarter and second quarter 2015. Net loan losses charged against the allowance for loan losses totaled $577 thousand for the second quarter 2016, compared to $284 thousand for the prior quarter and $359 thousand for the second quarter 2015. At June 30, 2016, the allowance for loan losses totaled $28.9 million and nonperforming loans totaled $13.9 million.

Noninterest income for the second quarter 2016 totaled $11.7 million, essentially unchanged from the prior quarter, and compared to $12.3 million for the second quarter 2015.

Noninterest expense for the second quarter 2016 totaled $25.2 million, compared to $25.9 million for the prior quarter, and $26.9 million for the second quarter 2015. Personnel costs were lower for the second quarter 2016 compared to the first quarter 2016 due to seasonally higher payroll taxes in the first quarter 2016. Personnel costs were lower for the second quarter 2016 compared to the second quarter 2015 due to lower insurance related costs. For the second quarter 2016, the cost of holding other real estate owned was offset by gains realized on the liquidation of properties.

At June 30, 2016, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.5 percent, and assets totaled $5.2 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2015 filed on Form 10-K and quarterly report for the quarter ended March 31, 2016 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information July 21, 2016
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2016

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q2'16	Q2'15	Change	Q1'16

Net Interest and Fee Income (FTE)	$36,495	$37,415	-2.5%	$36,447
Provision for Loan Losses	-	-	n/m	-
Noninterest Income	11,702	12,269	-4.6%	11,729
Noninterest Expense	25,229	26,896	-6.2%	25,858
Income Before Taxes (FTE)	22,968	22,788	0.8%	22,318
Income Tax Provision (FTE)	8,422	8,027	4.9%	8,092
Net Income	$14,546	$14,761	-1.5%	$14,226

Average Common Shares Outstanding	25,586	25,514	0.3%	25,445
Diluted Average Common Shares	25,630	25,536	0.4%	25,468

Operating Ratios:
Basic Earnings Per Common Share	$0.57	$0.58	-1.7%	$0.56
Diluted Earnings Per Common Share	0.57	0.58	-1.7%	0.56
Return On Assets (a)	1.13%	1.17%		1.11%
Return On Common Equity (a)	10.9%	11.5%		10.9%
Net Interest Margin (FTE) (a)	3.27%	3.37%		3.34%
Efficiency Ratio (FTE)	52.3%	54.1%		53.7%

Dividends Paid Per Common Share	$0.39	$0.38	2.6%	$0.39
Common Dividend Payout Ratio	68%	66%		70%

			%
	6/30'16YTD	6/30'15YTD	Change

Net Interest and Fee Income (FTE)	$72,942	$74,345	-1.9%
Provision for Loan Losses	-	-	n/m
Noninterest Income	23,431	24,569	-4.6%
Noninterest Expense	51,087	53,623	-4.7%
Income Before Taxes (FTE)	45,286	45,291	0.0%
Income Tax Provision (FTE)	16,514	15,973	3.4%
Net Income	$28,772	$29,318	-1.9%

Average Common Shares Outstanding	25,516	25,582	-0.3%
Diluted Average Common Shares	25,549	25,595	-0.2%

Operating Ratios:
Basic Earnings Per Common Share	$1.13	$1.15	-1.7%
Diluted Earnings Per Common Share	1.13	1.15	-1.7%
Return On Assets (a)	1.12%	1.17%
Return On Common Equity (a)	10.9%	11.5%
Net Interest Margin (FTE) (a)	3.30%	3.40%
Efficiency Ratio (FTE)	53.0%	54.2%

Dividends Paid Per Common Share	$0.78	$0.76	2.6%
Common Dividend Payout Ratio	69%	66%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q2'16	Q2'15	Change	Q1'16

Interest and Fee Income (FTE)	$37,036	$38,032	-2.6%	$36,999
Interest Expense	541	617	-12.3%	552
Net Interest and Fee Income (FTE)	$36,495	$37,415	-2.5%	$36,447

Average Earning Assets	$4,473,700	$4,436,196	0.8%	$4,381,423
Average Interest-
Bearing Liabilities	2,598,868	2,540,194	2.3%	2,601,408

Yield on Earning Assets (FTE) (a)	3.32%	3.43%		3.39%
Cost of Funds (a)	0.05%	0.06%		0.05%
Net Interest Margin (FTE) (a)	3.27%	3.37%		3.34%
Interest Expense/
Interest-Bearing Liabilities (a)	0.08%	0.10%		0.09%
Net Interest Spread (FTE) (a)	3.24%	3.33%		3.30%

			%
	6/30'16YTD	6/30'15YTD	Change

Interest and Fee Income (FTE)	$74,035	$75,621	-2.1%
Interest Expense	1,093	1,276	-14.4%
Net Interest and Fee Income (FTE)	$72,942	$74,345	-1.9%

Average Earning Assets	$4,427,507	$4,389,374	0.9%
Average Interest-
Bearing Liabilities	2,600,138	2,555,752	1.7%

Yield on Earning Assets (FTE) (a)	3.35%	3.46%
Cost of Funds (a)	0.05%	0.06%
Net Interest Margin (FTE) (a)	3.30%	3.40%
Interest Expense/
Interest-Bearing Liabilities (a)	0.08%	0.10%
Net Interest Spread (FTE) (a)	3.27%	3.36%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q2'16	Q2'15	Change	Q1'16

Total Assets	$5,184,409	$5,044,361	2.8%	$5,174,804
Total Earning Assets	4,473,700	4,436,196	0.8%	4,381,423
Total Loans	1,455,050	1,655,779	-12.1%	1,500,616
Commercial Loans	356,629	405,891	-12.1%	370,131
Commercial RE Loans	611,996	687,221	-10.9%	630,542
Consumer Loans	486,425	562,667	-13.6%	499,943
Total Investment Securities	3,018,650	2,780,417	8.6%	2,880,807
Available For Sale (Market)	1,554,014	1,724,126	-9.9%	1,567,335
Held To Maturity	1,464,636	1,056,291	38.7%	1,313,472
Unrealized Gain	33,820	5,022	n/m	23,669

Loans/Deposits	32.1%	37.7%		33.1%

			%
	6/30'16YTD	6/30'15YTD	Change

Total Assets	$5,179,607	$5,051,907	2.5%
Total Earning Assets	4,427,507	4,389,374	0.9%
Total Loans	1,477,833	1,669,686	-11.5%
Commercial Loans	363,380	403,542	-10.0%
Commercial RE Loans	621,269	698,784	-11.1%
Consumer Loans	493,184	567,360	-13.1%
Total Investment Securities	2,949,674	2,719,688	8.5%
Available For Sale (Market)	1,560,675	1,678,749	-7.0%
Held To Maturity	1,388,999	1,040,939	33.4%
Unrealized Gain	33,820	5,022	n/m

Loans/Deposits	32.6%	38.0%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q2'16	Q2'15	Change	Q1'16

Total Deposits	$4,531,751	$4,395,351	3.1%	$4,537,548
Noninterest Demand	1,994,803	1,942,124	2.7%	1,993,986
Interest Bearing Transaction	855,732	804,512	6.4%	872,464
Savings	1,404,322	1,300,058	8.0%	1,387,217
Time greater than $100K	119,475	172,605	-30.8%	123,691
Time less than $100K	157,419	176,052	-10.6%	160,190
Total Short-Term Borrowings	61,920	86,967	-28.8%	57,846
Shareholders' Equity	537,987	514,768	4.5%	527,177

Demand Deposits/
Total Deposits	44.0%	44.2%		43.9%
Transaction & Savings
Deposits / Total Deposits	93.9%	92.1%		93.7%

			%
	6/30'16YTD	6/30'15YTD	Change

Total Deposits	$4,534,650	$4,399,127	3.1%
Noninterest Demand	1,994,395	1,931,034	3.3%
Interest Bearing Transaction	864,098	807,677	7.0%
Savings	1,395,769	1,296,169	7.7%
Time greater than $100K	121,583	185,854	-34.6%
Time less than $100K	158,805	178,393	-11.0%
Total Short-Term Borrowings	59,883	86,662	-30.9%
Federal Home Loan Bank Advances	-	997	n/m
Shareholders' Equity	532,582	515,423	3.3%

Demand Deposits/
Total Deposits	44.0%	43.9%
Transaction & Savings
Deposits / Total Deposits	93.8%	91.7%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q2'16
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,473,700	$37,036	3.32%
Total Loans (FTE)	1,455,050	17,897	4.95%
Commercial Loans (FTE)	356,629	4,197	4.73%
Commercial RE Loans	611,996	9,538	6.27%
Consumer Loans	486,425	4,162	3.44%
Total Investments (FTE)	3,018,650	19,139	2.53%

Interest Expense Paid
Total Earning Assets	4,473,700	541	0.05%
Total Interest-Bearing Liabilities	2,598,868	541	0.08%
Total Interest-Bearing Deposits	2,536,948	531	0.08%
Interest-Bearing Transaction	855,732	67	0.03%
Savings	1,404,322	225	0.06%
Time less than $100K	157,419	104	0.27%
Time greater than $100K	119,475	135	0.45%
Total Short-Term Borrowings	61,920	10	0.07%

Net Interest Income and
Margin (FTE)		$36,495	3.27%

	Q2'15
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,436,196	$38,032	3.43%
Total Loans (FTE)	1,655,779	20,424	4.95%
Commercial Loans (FTE)	405,891	4,922	4.86%
Commercial RE Loans	687,221	10,524	6.14%
Consumer Loans	562,667	4,978	3.55%
Total Investments (FTE)	2,780,417	17,608	2.53%

Interest Expense Paid
Total Earning Assets	4,436,196	617	0.06%
Total Interest-Bearing Liabilities	2,540,194	617	0.10%
Total Interest-Bearing Deposits	2,453,227	601	0.10%
Interest-Bearing Transaction	804,512	62	0.03%
Savings	1,300,058	207	0.06%
Time less than $100K	176,052	150	0.34%
Time greater than $100K	172,605	182	0.42%
Total Short-Term Borrowings	86,967	16	0.07%

Net Interest Income and
Margin (FTE)		$37,415	3.37%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q2'16	Q2'15	Change	Q1'16

Service Charges on Deposits	$5,239	$5,694	-8.0%	$5,248
Merchant Processing Services	1,638	1,783	-8.1%	1,529
Debit Card Fees	1,621	1,534	5.7%	1,516
Other Service Fees	650	683	-4.8%	629
ATM Processing Fees	603	627	-4.0%	658
Trust Fees	657	672	-2.2%	661
Financial Services Commissions	137	198	-31.0%	156
Other Income	1,157	1,078	7.3%	1,332
Total Noninterest Income	$11,702	$12,269	-4.6%	$11,729

Total Revenue (FTE)	$48,197	$49,684	-3.0%	$48,176
Noninterest Income/Revenue (FTE)	24.3%	24.7%		24.3%
Service Charges/Avg. Deposits (a)	0.46%	0.52%		0.47%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.58	$7.81	-3.0%	$7.61

			%
	6/30'16YTD	6/30'15YTD	Change

Service Charges on Deposits	$10,487	$11,401	-8.0%
Merchant Processing Services	3,167	3,486	-9.1%
Debit Card Fees	3,137	2,990	4.9%
Other Service Fees	1,279	1,348	-5.1%
ATM Processing Fees	1,261	1,212	4.0%
Trust Fees	1,318	1,378	-4.4%
Financial Services Commissions	293	351	-16.6%
Other Income	2,489	2,403	3.6%
Total Noninterest Income	$23,431	$24,569	-4.6%

Total Revenue (FTE)	$96,373	$98,914	-2.6%
Noninterest Income/Revenue (FTE)	24.3%	24.8%
Service Charges/Avg. Deposits (a)	0.47%	0.52%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.60	$7.80	-2.6%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q2'16	Q2'15	Change	Q1'16

Salaries & Benefits	$12,887	$13,696	-5.9%	$13,117
Occupancy	3,400	3,726	-8.8%	3,398
Outsourced Data Processing	2,130	2,111	0.9%	2,130
Amortization of
Identifiable Intangibles	870	955	-8.9%	905
Professional Fees	758	582	30.2%	732
Furniture & Equipment	1,187	1,158	2.5%	1,213
Other Real Estate Owned	(392)	52	n/m	111
Courier Service	462	598	-22.6%	545
Other Operating	3,927	4,018	-2.3%	3,707
Total Noninterest Expense	$25,229	$26,896	-6.2%	$25,858

Noninterest Expense/
Avg. Earning Assets (a)	2.27%	2.43%		2.37%
Noninterest Expense/Revenues (FTE)	52.3%	54.1%		53.7%

			%
	6/30'16YTD	6/30'15YTD	Change

Salaries & Benefits	$26,004	$27,034	-3.8%
Occupancy	6,798	7,453	-8.8%
Outsourced Data Processing	4,260	4,219	1.0%
Amortization of
Identifiable Intangibles	1,775	1,956	-9.3%
Professional Fees	1,490	1,130	31.8%
Furniture & Equipment	2,400	2,277	5.4%
Other Real Estate Owned	(281)	367	n/m
Courier Service	1,007	1,141	-11.7%
Other Operating	7,634	8,046	-5.1%
Total Noninterest Expense	$51,087	$53,623	-4.7%

Noninterest Expense/
Avg. Earning Assets (a)	2.32%	2.46%
Noninterest Expense/Revenues (FTE)	53.0%	54.2%

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q2'16	Q2'15	Change	Q1'16

Average Total Loans	$1,455,050	$1,655,779	-12.1%	$1,500,616

Allowance for Loan Loss (ALL)
Beginning of Period	$29,487	$31,187	-5.5%	$29,771
Provision for Loan Losses	-	-	n/m	-
Net ALL Losses	(577)	(359)	60.7%	(284)
ALL End of Period	$28,910	$30,828	-6.2%	$29,487
ALL Recoveries/Gross ALL Losses	61%	74%		87%

Net ALL Losses/Avg. Total Loans (a)	0.16%	0.09%		0.08%

			%
	6/30'16YTD	6/30'15YTD	Change

Average Total Loans	$1,477,833	$1,669,686	-11.5%

Allowance for Loan Loss (ALL)
Beginning of Period	$29,771	$31,485	-5.4%
Provision for Loan Losses	-	-	n/m
Net ALL Losses	(861)	(657)	30.9%
ALL End of Period	$28,910	$30,828	-6.2%
ALL Recoveries/Gross ALL Losses	76%	73%

Net ALL Losses/Avg. Total Loans (a)	0.12%	0.08%

9. Credit Quality.
	(dollars in thousands)
			%
	6/30/16	6/30/15	Change	3/31/16

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$1,693	$6,269	-73.0%	$9,205
Performing Nonaccrual	6,890	11	n/m	1,841
Total Nonaccrual Loans	8,583	6,280	36.7%	11,046
90+ Days Past Due Accruing Loans	303	221	37.1%	183
Total	8,886	6,501	36.7%	11,229
Repossessed Originated Loan Collateral	1,089	5,906	-81.6%	4,786
Total Nonperforming
Originated Assets	9,975	12,407	-19.6%	16,015

Nonperforming Purchased Covered Loans (1):
Nonperforming Nonaccrual	29	3	n/m	-
Performing Nonaccrual	-	-	n/m	-
Total Nonaccrual Loans	29	3	n/m	-
90+ Days Past Due Accruing Loans	-	-	n/m	-
Total	29	3	n/m	-
Repossessed Purchased Covered
Loan Collateral (1)	-	486	n/m	-
Total Nonperforming Purchased
Covered Assets (1)	29	489	n/m	-

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	4,805	9,937	-51.6%	6,601
Performing Nonaccrual	148	5	n/m	80
Total Nonaccrual Loans	4,953	9,942	-50.2%	6,681
90+ Days Past Due Accruing Loans	53	-	n/m	77
Total	5,006	9,942	-49.6%	6,758
Repossessed Purchased Non-Covered
Loan Collateral (2)	3,073	2,868	7.2%	3,652
Total Nonperforming Purchased
Non-Covered Assets (2)	8,079	12,810	-36.9%	10,410

Total Nonperforming Assets	$18,083	$25,706	-29.7%	$26,425

Total Originated Loans Outstanding	$1,280,194	$1,425,047	-10.2%	$1,310,083
Total Purchased Covered
Loans Outstanding (1)	12,777	15,109	-15.4%	13,664
Total Purchased Non-Covered
Loans Outstanding (2)	136,589	191,115	-28.5%	149,449
Total Loans Outstanding	$1,429,560	$1,631,271	-12.4%	$1,473,196

Total Assets	$5,179,085	$5,031,230	2.9%	$5,199,868

Loans:
Allowance for Loan Losses	$28,910	$30,828	-6.2%	$29,487
Allowance/Loans	2.02%	1.89%		2.00%
Nonperforming Loans/Total Loans	0.97%	1.01%		1.22%

Purchased Covered Loans (1):
Fair Value Discount on Purchased
Covered Loans	-	$197		$18
Discount/Purchased Covered
Loans, gross	0.00%	1.29%		0.13%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	0.23%	0.02%		0.00%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased
Non-Covered Loans	$5,411	$7,780		$6,084
Discount/Purchased Non-Covered	3.81%	3.91%		3.91%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	3.66%	5.20%		4.52%

10. Capital.
	(in thousands, except per-share amounts)
			%
	6/30/16	6/30/15	Change	3/31/16

Shareholders' Equity	$558,327	$525,338	6.3%	$538,973
Total Assets	5,179,085	5,031,230	2.9%	5,199,868

Shareholders' Equity/
Total Assets	10.78%	10.44%		10.37%
Shareholders' Equity/
Total Loans	39.06%	32.20%		36.59%
Tangible Common Equity Ratio	8.48%	7.99%		8.04%
Common Shares Outstanding	25,632	25,529	0.4%	25,438
Common Equity Per Share	$21.78	$20.58	5.9%	$21.19
Market Value Per Common Share	$49.26	$50.65	-2.7%	$48.71

Share Repurchase Programs
	(shares in thousands)
			%
	Q2'16	Q2'15	Change	Q1'16

Total Shares Repurchased	7	133	-94.6%	130
Average Repurchase Price	$49.35	$43.89	12.5%	$41.53
Net Shares (Issued) Repurchased	(194)	34	n/m	90

			%
	6/30'16YTD	6/30'15YTD	Change

Total Shares Repurchased	137	316	-56.4%
Average Repurchase Price	$41.94	$43.37	-3.3%
Net Shares (Issued) Repurchased	(104)	216	-148.2%

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	6/30/16	6/30/15	Change	3/31/16
Assets:
Cash and Due from Banks	$441,785	$289,606	52.5%	$471,164

Investment Securities:
Available For Sale	1,531,035	1,634,878	-6.4%	1,585,970
Held to Maturity	1,473,357	1,159,581	27.1%	1,358,139

Loans	1,429,560	1,631,271	-12.4%	1,473,196
Allowance For Loan Losses	(28,910)	(30,828)	-6.2%	(29,487)
Total Loans, net	1,400,650	1,600,443	-12.5%	1,443,709

Other Real Estate Owned	4,162	9,260	-55.1%	8,438
Premises and Equipment, net	37,759	37,945	-0.5%	38,045
Identifiable Intangibles, net	8,656	12,331	-29.8%	9,526
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	160,008	165,513	-3.3%	163,204

Total Assets	$5,179,085	$5,031,230	2.9%	$5,199,868

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,978,947	$1,930,551	2.5%	$1,989,010
Interest-Bearing Transaction	827,857	795,793	4.0%	855,008
Savings	1,404,840	1,287,859	9.1%	1,393,919
Time	273,670	340,641	-19.7%	278,813
Total Deposits	4,485,314	4,354,844	3.0%	4,516,750

Short-Term Borrowed Funds	67,852	82,747	-18.0%	52,451
Other Liabilities	67,592	68,301	-1.0%	91,694
Total Liabilities	4,620,758	4,505,892	2.5%	4,660,895

Shareholders' Equity:
Common Equity:
Paid-In Capital	391,213	380,050	2.9%	381,426
Accumulated Other
Comprehensive Income	11,885	3,988	198.0%	6,619
Retained Earnings	155,229	141,300	9.9%	150,928
Total Shareholders' Equity	558,327	525,338	6.3%	538,973

Total Liabilities and
Shareholders' Equity	$5,179,085	$5,031,230	2.9%	$5,199,868

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q2'16	Q2'15	Change	Q1'16
Interest & Fee Income:
Loans	$17,583	$20,035	-12.2%	$18,353
Investment Securities:
Available for Sale	8,091	7,999	1.1%	7,967
Held to Maturity	8,053	6,391	26.0%	7,327
Total Interest & Fee Income	33,727	34,425	-2.0%	33,647

Interest Expense:
Transaction Deposits	67	62	7.2%	70
Savings Deposits	225	207	8.5%	223
Time Deposits	239	332	-28.0%	250
Short-Term Borrowed Funds	10	16	-35.2%	9
Total Interest Expense	541	617	-12.3%	552

Net Interest Income	33,186	33,808	-1.8%	33,095

Provision for Loan Losses	-	-	n/m	-

Noninterest Income:
Service Charges	5,239	5,694	-8.0%	5,248
Merchant Processing Services	1,638	1,783	-8.1%	1,529
Debit Card Fees	1,621	1,534	5.7%	1,516
Other Service Fees	650	683	-4.8%	629
ATM Processing Fees	603	627	-4.0%	658
Trust Fees	657	672	-2.2%	661
Financial Services Commissions	137	198	-31.0%	156
Other	1,157	1,078	7.3%	1,332
Total Noninterest Income	11,702	12,269	-4.6%	11,729

Noninterest Expense:
Salaries and Benefits	12,887	13,696	-5.9%	13,117
Occupancy	3,400	3,726	-8.8%	3,398
Outsourced Data Processing	2,130	2,111	0.9%	2,130
Amortization of Identifiable Intangibles	870	955	-8.9%	905
Professional Fees	758	582	30.2%	732
Furniture & Equipment	1,187	1,158	2.5%	1,213
Other Real Estate Owned	(392)	52	n/m	111
Courier Service	462	598	-22.6%	545
Other	3,927	4,018	-2.3%	3,707
Total Noninterest Expense	25,229	26,896	-6.2%	25,858

Income Before Income Taxes	19,659	19,181	2.5%	18,966
Income Tax Provision	5,113	4,420	15.7%	4,740
Net Income	$14,546	$14,761	-1.5%	$14,226

Average Common Shares Outstanding	25,586	25,514	0.3%	25,445
Diluted Common Shares Outstanding	25,630	25,536	0.4%	25,468

Per Common Share Data:
Basic Earnings	$0.57	$0.58	-1.7%	$0.56
Diluted Earnings	0.57	0.58	-1.7%	0.56
Dividends Paid	0.39	0.38	2.6%	0.39

			%
	6/30'16YTD	6/30'15YTD	Change
Interest & Fee Income:
Loans	$35,936	$40,265	-10.7%
Investment Securities:
Available for Sale	16,058	15,468	3.8%
Held to Maturity	15,380	12,609	22.0%
Total Interest & Fee Income	67,374	68,342	-1.4%

Interest Expense:
Transaction Deposits	137	125	9.2%
Savings Deposits	448	423	5.7%
Time Deposits	489	695	-29.6%
Short-Term Borrowed Funds	19	32	-38.8%
Federal Home Loan Bank Advances	-	1	n/m
Total Interest Expense	1,093	1,276	-14.4%

Net Interest Income	66,281	67,066	-1.2%

Provision for Loan Losses	-	-	n/m

Noninterest Income:
Service Charges	10,487	11,401	-8.0%
Merchant Processing Services	3,167	3,486	-9.1%
Debit Card Fees	3,137	2,990	4.9%
Other Service Fees	1,279	1,348	-5.1%
ATM Processing Fees	1,261	1,212	4.0%
Trust Fees	1,318	1,378	-4.4%
Financial Services Commissions	293	351	-16.6%
Other	2,489	2,403	3.6%
Total Noninterest Income	23,431	24,569	-4.6%

Noninterest Expense:
Salaries and Benefits	26,004	27,034	-3.8%
Occupancy	6,798	7,453	-8.8%
Outsourced Data Processing	4,260	4,219	1.0%
Amortization of Identifiable Intangibles	1,775	1,956	-9.3%
Professional Fees	1,490	1,130	31.8%
Furniture & Equipment	2,400	2,277	5.4%
Other Real Estate Owned	(281)	367	n/m
Courier Service	1,007	1,141	-11.7%
Other	7,634	8,046	-5.1%
Total Noninterest Expense	51,087	53,623	-4.7%

Income Before Income Taxes	38,625	38,012	1.6%
Income Tax Provision	9,853	8,694	13.3%
Net Income	$28,772	$29,318	-1.9%

Average Common Shares Outstanding	25,516	25,582	-0.3%
Diluted Common Shares Outstanding	25,549	25,595	-0.2%

Per Common Share Data:
Basic Earnings	$1.13	$1.15	-1.7%
Diluted Earnings	1.13	1.15	-1.7%
Dividends Paid	0.78	0.76	2.6%

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate, which is a non-generally accepted accounting principles (GAAP) financial measure.  Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt.  The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.
(a) Annualized
(1) Purchased covered loans and repossessed loan collateral represent assets purchased in a business combination on which losses are shared with the FDIC per a Loss-Sharing Agreement.
(2) Purchased non-covered loans and repossessed loan collateral represent assets purchased in a business combination.

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Chief Financial Officer
707-863-6840
investments@westamerica.com